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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  May 17, 1999
                ------------------------------------------------
                (Date of Report Date of earliest event reported)



                            BioSphere Medical, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


          Delaware                  0-23678                  04-3216867
----------------------------      ------------           -------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)           Identification No.)



     111 Locke Drive, Marlborough, MA                              01752
     ----------------------------------------                    ----------
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (508) 357-7500
                                                           --------------


                                 BioSepra Inc.
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)






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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On May 17, 1999, BioSphere Medical, Inc. (f/k/a BioSepra Inc.) ("BioSphere") announced that it had closed a transaction for the sale of certain assets to Life Technologies, Inc., a Delaware corporation ("Life Technologies"), pursuant to an Asset Purchase Agreement between Life Technologies and BioSphere, dated April 14, 1999. BioSphere sold to Life Technologies substantially all of BioSphere's assets and business (including any business conducted through subsidiaries) other than the assets and business of BioSphere and its subsidiaries relating to intracorporeal and "on-line" extracorporeal therapies or any autologous treatment and Life Technologies assumed certain liabilities of BioSphere.

     The purchase price paid by Life Technologies to BioSphere was $12.1 million in cash subject to adjustment based upon a closing balance sheet, of which $1.0 million shall be held in an escrow account to cover possible claims for indemnification made by Life Technologies. The purchase price was determined as a result of arms length negotiation.

     To the best knowledge of BioSphere, neither BioSphere, any affiliate, director, officer nor associate of any director or officer of BioSphere has any material relationship with Life Technologies.

ITEM 5:  OTHER EVENTS

     On May 17, 1999, BioSphere filed a Certificate of Amendment to its Certificate of Incorporation with the State of Delaware changing its name from BioSepra Inc. to BioSphere Medical, Inc.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)  Pro Forma Financial Information

               It is impractical to provide the required financial statements at the time of filing of the Current Report on form 8-K. Required pro forma financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but no later than July 31, 1999.

          (c)  Exhibits

               See Exhibit Index attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




June 1, 1999                                  BIOSPHERE MEDICAL, INC.



                                              /s/ Philip V. Holberton
                                              --------------------------------
                                              Philip V. Holberton
                                              Chief Financial Officer







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                                 EXHIBIT INDEX

Number         Description
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(2.1)          Asset Purchase Agreement between BioSphere Medical, Inc. (f/k/a
               BioSepra Inc.), a Delaware corporation, and Life Technologies,
               Inc., a Delaware corporation, dated May 17, 1999 *
(2.2)          Cross License Agreement between BioSphere Medical, Inc. (f/k/a
               BioSepra Inc.), a Delaware corporation, and Life Technologies,
               Inc., a Delaware corporation, dated May 17, 1999.**
(2.3)          Supply Agreement between BioSphere Medical, Inc. (f/k/a BioSepra
               Inc.), a Delaware corporation, and BioSepra S.A., a French societe anonyme, and a wholly owned subsidiary of Life
               Technologies, Inc., a Delaware corporation, dated May 17, 1999.**
(99.1)         Press Release dated May 17, 1999
(99.2)         Press Release dated May 18, 1999






















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*  Incorporated by reference to the Current Report on Form 8-K filed with the
   Securities and Exchange Commission on April 29, 1999.

** Will be filed on 8-K/A within 60 days.

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